SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2004



                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             001-13668            13-3692801
----------                           ---------            ------------
(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                   -------------

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuer of the underlying securities, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.




Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1. Trustee's Report with respect to the January 15, 2004 Distribution Date for the CorTS Trust for Bellsouth Capital Funding Debentures

               2. Trustee's Report with respect to the January 15, 2004 Distribution Date for the CorTS Trust for SAFECO Capital Trust I

               3. Trustee's Report with respect to the January 15, 2004 Distribution Date for the CorTS Trust II for First Union Capital I

               4. Trustee's Report with respect to the January 15, 2004 Distribution Date for the CorTS Trust II for SAFECO Capital Trust I

               5.   Trustee's  Report  with  respect  to the  January  15,  2004
                    Distribution   Date   for  the   TIERS   Principal-Protected
                    Certificates Trust Series FFH 2001-12

               6. Trustee's Report with respect to the January 15, 2004 Distribution Date for the CorTS Trust III for SAFECO Capital Trust I

               7. Trustee's Report with respect to the January 15, 2004 Distribution Date for the CorTS Trust IV for SAFECO Capital Trust I

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 By:  /s/ John W. Dickey
                                                   -----------------------------
                                                   Name:   John W. Dickey
                                                   Title:  Authorized Signatory






January 15, 2004

EXHIBIT INDEX


Exhibit                                                                                       Page
-------                                                                                       ----
     1    Trustee's Report with respect to the January 15, 2004 Distribution Date for the       5
          CorTS Trust for Bellsouth Capital Funding Debentures

     2    Trustee's Report with respect to the January 15, 2004 Distribution Date for the       6
          CorTS Trust for SAFECO Capital Trust I

     3    Trustee's Report with respect to the January 15, 2004 Distribution Date for the       7
          CorTS Trust II for First Union Capital I

     4    Trustee's Report with respect to the January 15, 2004 Distribution Date for the       8
          CorTS Trust II for SAFECO Capital Trust I

     5    Trustee's Report with respect to the January 15, 2004 Distribution Date for the       9
          TIERS Principal-Protected Certificates Trust Series FFH 2001-12

     6    Trustee's Report with respect to the January 15, 2004 Distribution Date for the      10
          CorTS Trust III for SAFECO Capital Trust I

     7    Trustee's Report with respect to the January 15, 2004 Distribution Date for the      11
          CorTS Trust IV for SAFECO Capital Trust I


                                   Exhibit 1

To the Holders of:
CorTS Trust for Bellsouth Capital Funding Debentures
7.12% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081F201

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Bellsouth Capital Funding Debentures, hereby gives notice with respect to the Distribution Date of January 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal              Interest                 Total Distribution
          $  0.000000            $  0.890000              $  0.890000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $48,888,000   aggregate  principal  amount  of  Bellsouth  Capital  Funding
     Corporation 7.12% Debentures due July 15, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,955,520 Certificates representing $48,888,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 2

To the Holders of:
CorTS Trust for SAFECO Capital Trust I
8.75% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080U209

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution Date of January 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal              Interest                 Total Distribution
          $  0.000000            $  1.093750              $  1.093750

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $27,100,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,000,005 Certificates representing $25,000,125 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 3

To   the   Holders  of:   CorTS  Trust  II  for  First  Union   Capital  I  7.5%
     Corporate-Backed  Trust  Securities  (CorTS) Class A  Certificates  *CUSIP:
     22081J203 Class: A *CUSIP: 22081JAA2 Class: B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for First Union Capital I, hereby gives notice with respect to the Distribution Date of January 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class          Principal           Interest           Total Distribution
     A              $  0.000000         $   0.937500       $  0.937500
     B              $  0.000000         $   2.175000       $  2.175000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. The Class A Certificates bear interest at a rate of 7.500% and the Class B Certificates bear interest at a rate of 0.435% during the period ending on the distribution date.

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5. $109,600,000 aggregate principal amount of First Union Capital I 7.935% Capital Securities Series A due January 15, 2027 (the "Term Assets") are held for the above trust.

6. At the close of business on the Distribution Date, 4,384,000 Class A Certificates representing $109,600,000 aggregate Certificate Principal Balance and $109,600,000 aggregate Notional Amount of Class B Certificates were outstanding.

7. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                    Exhibit 4

To the Holders of:
CorTS Trust II for SAFECO Capital Trust I
8.7% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081R205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for SAFECO Capital Trust I ,hereby gives notice with respect to the Distribution Date of January 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal              Interest              Total Distribution
          $  0.000000            $  1.087500           $  1.087500

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $73,500,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,727,778 Certificates representing $68,194,450 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 5

To the Holders of:
TIERS Principal-Protected Certificates Trust Series FFH 2001-12
*CUSIP:  886525AE4

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series FFH 2001-12, hereby gives notice with respect to the Distribution Date of January 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000, is as set forth below:

          Principal              Interest              Total Distribution
          $  0.000000            $  40.000000          $  40.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $10,250,000 aggregate principal amount of Fairfax Financial Holdings 7.75% Notes due July 15, 2037 (the "Term Assets") and $9,929,000 principal amount U.S. Treasury STRIP due May 15, 2030 are held for the above trust.

5. At the close of business on the Distribution Date, $9,929,000 aggregate principal amount of TIERS Principal-Protected Certificates, Series FFH 2001-12 were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 6



To the Holders of:
CorTS Trust III for SAFECO Capital Trust I
8.072% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081S203

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on January 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal              Interest            Total Distribution
          $  0.000000            $  1.009000         $  1.009000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $40,775,000   aggregate  principal  amount of SAFECO Capital Trust I 8.072%
                   Capital Securities due July 15, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,631,000 Certificates representing $ 40,775,000 Aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services by calling 212-438-2400 and from Moody's Investor's Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

                                    Exhibit 7

To the Holders of:
CorTS Trust IV for SAFECO Capital Trust I
8.375% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22082J202

U.S. Bank Trust National Association, as Trustee for the CorTS Trust IV for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on January 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal             Interest             Total Distribution
          $    0.000000         $  1.046875          $  1.046875

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $ 27,000,000    aggregate principal amount of SAFECO Capital Trust I 8.072%
                     Series B Capital  Securities due July 15, 2037 (the "Term
                     Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,040,926 Certificates representing $ 26,023,150 Aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services by calling 212-438-2400 and from Moody's Investor's Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.